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                                                                  Exhibit 10.1


                              DATED 10th May, 2003

                     INDUSTRIES INTERNATIONAL, INCORPORATED

                                       and


                                    KIT TSUI

           THE SOLE SHAREHOLDER OF LI SUN POWER INTERNATIONAL LIMITED

                                       and

                       LI SUN POWER INTERNATIONAL LIMITED

                                       and

                      WUHAN HANHAI HIGH TECHNOLOGY LIMITED

                                       and

                        WUHAN CITY PUHONG TRADING LIMITED

                                       and

                 (HENZHEN CITY XING ZHICHENG INDUSTRIAL LIMITED

                                       and

                     SHENZHEN KEXUNTONG INDUSTRIAL CO. LTD.

                    -----------------------------------------
                       SUPPLEMENTAL AGREEMENT TO POSTPONE
              COMPLETION DATE OF THE SALE AND PURCHASE OF SHARES IN
                       LI SUN POWER INTERNATIONAL LIMITED
                   -------------------------------------------

                                 YUEN & PARTNERS
                                   SOLICITORS
                                   10th Floor
                               Chiyu Bank Building
                            78 Des Voeux Road Central
                                    Hong Kong
                              TEL: (852) 2815 2688
                              FAX: (852) 2541 2088

                               REF: 01/01/7192/01


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THIS AGREEMENT is made the 10th day of May, Two Thousand and Three.

BETWEEN:

1. INDUSTRIES INTERNATIONAL, INCORPORATED, a company incorporated in the State of Nevada, USA and listed in the Over-the-Counter Bulletin Board under the trading symbol of "INDI" (the "PURCHASER").


2. KIT TSUI, THE SOLE SHAREHOLDER OF LI SUN POWER INTERNATIONAL LIMITED (Holder of Hong Kong Identity Card No. P719321(5)) of 4th Floor, Wondial Building, Keji Road Sth 6, Shenzhen High-Tech Industrial Park, Shennan Blvd, Shenzhen, People's Republic of China (the "VENDOR").


3. LI SUN POWER INTERNATIONAL LIMITED, a company incorporated in the British Virgin Islands whose registered office is situated at Akara Bldg., 24 De Castro Street Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the "BVI COMPANY").

4. WUHAN HANHAI HIGH TECHNOLOGY LIMITED, a company incorporated in the People's Republic of China, whose registered office is situated at Yuejiaju No. 25, Xudong Road, Wuchang District, Wuhan City, China (the "PRC 1").

5. WUHAN CITY PUHONG TRADING LIMITED, a company incorporated in the People's Republic of China, whose registered office is situated at (Yudai First Village No. 68, Qiaokou District, Wuhan City, China) (the "PRC 2").

6. SHENZHEN CITY XING ZHICHENG INDUSTRIAL LIMITED, a company incorporated in the People's Republic of China, whose registered office is situated at No. 4-702, Hubei Baofeng Garden, 14 Xinzhou Third Road, Futian District, Shenzhen City, China (the "PRC 3").

7. SHENZHEN KEXUNTONG INDUSTRIAL CO. LTD., a company incorporated in the People's Republic of China, whose registered office is situated at 4th Floor, Wondial Building, Keji Road Sth 6, Shenzhen High-Tech Industrial Park, Shennan Blvd, Shenzhen, People's Republic of China (the "PRC 4").

PRC 1, PRC 2, PRC 3 and PRC 4 are collectively referred to as the ("PRC COMPANIES").

WHEREAS:

(A) The parties entered into an Agreement for the Sale and Purchase of Shares in the BVI Company dated 10th March 2003 (the "Agreement")

(B)     The Completion Date as agreed in the Agreement is 10th May 2003.


                                     - 19-
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(C)     The parties hereto have agreed to postpone the Completion Date to 31st
        May 2003 on the terms and conditions hereinafter appearing.

NOW IT IS HEREBY AGREED AND DECLARED AS FOLLOWS:

1.      AGREEMENT TO POSTPONE THE COMPLETION DATE
        -----------------------------------------

1.1 All parties hereby unequivocally and unconditionally agree to postpone the Completion Date of the Agreement to 31st May 2003.

1.2 Save and except the postponement of the Completion Date, all other terms and conditions of the Agreement shall remain legal, valid and enforceable.




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As witness the hands of the parties hereto the day and year first above written.

SIGNED BY Industries International,                  )
Incorporated by its director                         )
                                                     )
(Holder of                                           )
No.                     ) in the presence of :-      )






SIGNED BY Kit TSUI, the sole                         )
shareholder of Li Sun Power                          )
International Limited                                )
(Holder of Hong Kong Identity Card                   )
No. P719321(5)) in the presence of :                 )






SIGNED BY Li Sun Power International                 )
Limited by its director                              )
                                                     )
(Holder of                                           )
No.                     ) in the presence of :       )




SIGNED BY Wuhan Hanhai High Technology               )
Limited                                              )
by its director                                      )
(Holder of                                           )
No.                     ) in the presence of :-      )





SIGNED BY Wuhan City Puhong Trading                  )
Limited                                              )
by its director                                      )
(Holder of                                           )
No.                     ) in the presence of :-      )





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SIGNED BY Shenzhen City Xing Zhicheng                )
Industrial Limited                                   )
by its director                                      )
(Holder of                                           )
No.                     ) in the presence of :-      )






SIGNED BY         Shenzhen Kexuntong                 )
Industrial Co. Ltd.                                  )
by its director                                      )
(Holder of                                           )
No.                     ) in the presence of :       )






SIGNED BY Company by its director                    )
                                                     )
(Holder of                                           )
No.                     ) in the presence of :-      )





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